UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00126

AB RELATIVE VALUE FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.19

ANNUAL REPORT

AB RELATIVE VALUE FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Relative Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB RELATIVE VALUE FUND | 1

ANNUAL REPORT

December 9, 2019

This report provides management’s discussion of fund performance for AB Relative Value Fund for the annual reporting period ended October 31, 2019.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	6 Months	12 Months

AB RELATIVE VALUE FUND[1]

Class A Shares	4.05%	9.29%

Class B Shares[2]	3.66%	8.34%

Class C Shares	3.69%	8.54%

Advisor Class Shares[3]	4.20%	9.58%

Class R Shares[3]	3.93%	9.06%

Class K Shares[3]	3.91%	9.24%

Class I Shares[3]	4.14%	9.62%

Class Z Shares[3]	4.15%	9.57%

Russell 1000 Value Index	3.07%	11.21%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended October 31, 2019, by 0.01% and 0.15%, respectively.

2	Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended October 31, 2019.

All share classes underperformed the benchmark during the 12-month period, but outperformed during the six-month period, before sales charges. During the 12-month period, security selection detracted, relative to the benchmark, mainly within health care and technology. Selection within consumer discretionary and energy contributed. Sector selection also detracted, as losses from an underweight to utilities outweighed gains from an underweight to energy.

2 | AB RELATIVE VALUE FUND	abfunds.com

During the six-month period, security selection drove relative outperformance. Security selection within energy and industrials added, while selection within technology and communication services detracted. Overall sector selection was negative. Underweights to utilities and consumer staples detracted, while underweights to energy and technology contributed.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks recorded double-digit returns during the 12-month period ended October 31, 2019. After declining at the end of 2018, equity markets rebounded dramatically in January as the US Federal Reserve (the “Fed”) kept rates unchanged, companies reported strong corporate earnings, and investors were optimistic about the possibility of a trade truce between the US and China. Escalation of the trade war continued, however, and emerging geopolitical pressures increased market volatility, restrained business spending and resulted in slowing global growth. Nevertheless, low unemployment and relatively strong consumer spending continued to support US economic expansion throughout the period. Late in the third quarter, equity market performance was accompanied by a sharp style rotation as quality-growth and lower-volatility stocks, which had performed strongly earlier in the year, lagged and value stocks outperformed. However, for the most part, growth stocks continued to outperform value stocks over the entire period. An initial round of high-level trade negotiations in mid-October led to optimism that a partial resolution to the US-China trade war would be reached.

The Fund’s Senior Investment Management Team (the “Team”) remains committed to using bottom-up research to build a Fund comprised of well-managed companies that are attractively valued relative to their long-term earnings power. The Team’s objective is to find companies that stand out and deploy capital wisely, allowing these companies to grow dividends and enhance the long-term value of their shares.

INVESTMENT POLICIES

The Fund invests primarily in the equity securities of US companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. In determining a company’s intrinsic economic value, the Adviser takes into account many fundamental and financial

(continued on next page)

abfunds.com	AB RELATIVE VALUE FUND | 3

factors that it believes bear on the company’s ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund’s portfolio normally will include companies ranking in the top three deciles of the Adviser’s valuation model.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB RELATIVE VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB RELATIVE VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2009 TO 10/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Relative Value Fund Class A shares (from 10/31/2009 to 10/31/2019) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB RELATIVE VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	9.29%	4.71%

5 Years	8.75%	7.82%

10 Years	12.56%	12.08%

CLASS B SHARES

1 Year	8.34%	4.52%

5 Years	7.95%	7.95%

10 Years[1]	11.88%	11.88%

CLASS C SHARES

1 Year	8.54%	7.59%

5 Years	7.97%	7.97%

10 Years	11.75%	11.75%

ADVISOR CLASS SHARES[2]

1 Year	9.58%	9.58%

5 Years	9.02%	9.02%

10 Years	12.87%	12.87%

CLASS R SHARES[2]

1 Year	9.06%	9.06%

5 Years	8.52%	8.52%

10 Years	12.31%	12.31%

CLASS K SHARES[2]

1 Year	9.24%	9.24%

5 Years	8.77%	8.77%

10 Years	12.59%	12.59%

CLASS I SHARES[2]

1 Year	9.62%	9.62%

5 Years	9.08%	9.08%

10 Years	12.94%	12.94%

CLASS Z SHARES[2]

1 Year	9.57%	9.57%

5 Years	9.09%	9.09%

Since Inception[3]	10.08%	10.08%

The Fund’s current prospectus fee table shows the Fund’s total operating expense ratios as 0.99%, 1.77%, 1.74%, 0.74%, 1.35%, 1.02%, 0.74% and 0.63% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Fund’s annual operating expenses to 0.90%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90%, 0.65% and 0.61% for Class A, Class B, Class C, Advisor Class, Class R,

8 | AB RELATIVE VALUE FUND	abfunds.com

(footnotes continued on next page)

HISTORICAL PERFORMANCE (continued)

Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated prior to February 28, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

abfunds.com	AB RELATIVE VALUE FUND | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-3.37%

5 Years	7.76%

10 Years	11.52%

CLASS B SHARES

1 Year	-3.27%

5 Years	7.95%

10 Years[1]	11.33%

CLASS C SHARES

1 Year	-0.49%

5 Years	7.97%

10 Years	11.23%

ADVISOR CLASS SHARES[2]

1 Year	1.30%

5 Years	9.02%

10 Years	12.33%

CLASS R SHARES[2]

1 Year	0.76%

5 Years	8.48%

10 Years	11.76%

CLASS K SHARES[2]

1 Year	1.16%

5 Years	8.76%

10 Years	12.11%

CLASS I SHARES[2]

1 Year	1.24%

5 Years	9.00%

10 Years	12.43%

CLASS Z SHARES[2]

1 Year	1.37%

5 Years	9.05%

Since Inception[3]	9.75%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

10 | AB RELATIVE VALUE FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB RELATIVE VALUE FUND | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,040.50	$4.58	0.89%	$4.63	0.90%
Hypothetical**	$1,000	$1,020.72	$4.53	0.89%	$4.58	0.90%
Class B
Actual	$1,000	$1,036.60	$8.42	1.64%	$8.47	1.65%
Hypothetical**	$1,000	$1,016.94	$8.34	1.64%	$8.39	1.65%
Class C
Actual	$1,000	$1,036.90	$8.42	1.64%	$8.47	1.65%
Hypothetical**	$1,000	$1,016.94	$8.34	1.64%	$8.39	1.65%
Advisor Class
Actual	$1,000	$1,042.00	$3.29	0.64%	$3.35	0.65%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%	$3.31	0.65%
Class R
Actual	$1,000	$1,039.30	$5.86	1.14%	$5.91	1.15%
Hypothetical**	$1,000	$1,019.46	$5.80	1.14%	$5.85	1.15%
Class K
Actual	$1,000	$1,039.10	$4.57	0.89%	$4.63	0.90%
Hypothetical**	$1,000	$1,020.72	$4.53	0.89%	$4.58	0.90%
Class I
Actual	$1,000	$1,041.40	$3.29	0.64%	$3.34	0.65%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%	$3.31	0.65%
Class Z
Actual	$1,000	$1,041.50	$3.14	0.61%	$3.19	0.62%
Hypothetical**	$1,000	$1,022.13	$3.11	0.61%	$3.16	0.62%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

October 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,849.3

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Verizon Communications, Inc.	$75,475,026	4.1%

JPMorgan Chase & Co.	70,188,801	3.8

Wells Fargo & Co.	65,685,235	3.5

Pfizer, Inc.	64,213,346	3.5

Walmart, Inc.	59,950,113	3.2

Roche Holding AG (Sponsored ADR)	59,520,859	3.2

Berkshire Hathaway, Inc. – Class B	55,970,188	3.0

Phillips 66	53,153,100	2.9

Raytheon Co.	53,029,157	2.9

Comcast Corp. – Class A	51,324,682	2.8

	$608,510,507	32.9%

1	All data are as of October 31, 2019. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB RELATIVE VALUE FUND | 13

PORTFOLIO OF INVESTMENTS

October 31, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS – 89.5%
Financials – 21.7%
Banks – 10.0%
Citigroup, Inc.	679,240	$48,810,186
JPMorgan Chase & Co.	561,870	70,188,801
Wells Fargo & Co.	1,272,230	65,685,235

		184,684,222

Capital Markets – 0.6%
Goldman Sachs Group, Inc. (The)	48,910	10,436,416

Consumer Finance – 2.4%
Capital One Financial Corp.	486,522	45,368,176

Diversified Financial Services – 3.0%
Berkshire Hathaway, Inc. – Class B(a)	263,290	55,970,188

Insurance – 5.7%
Aflac, Inc.	269,060	14,303,230
Allstate Corp. (The)	308,310	32,810,350
Fidelity National Financial, Inc.	621,290	28,479,933
Reinsurance Group of America, Inc. – Class A	181,659	29,514,138

		105,107,651

		401,566,653

Health Care – 16.6%
Biotechnology – 5.0%
Alexion Pharmaceuticals, Inc.(a)	252,890	26,654,606
Amgen, Inc.	115,510	24,632,508
Celgene Corp.(a)	119,080	12,864,212
Gilead Sciences, Inc.	448,860	28,596,871

		92,748,197

Health Care Providers & Services – 4.9%
Anthem, Inc.	116,770	31,420,472
Cigna Corp.(a)	185,982	33,190,348
Quest Diagnostics, Inc.	252,150	25,530,187

		90,141,007

Pharmaceuticals – 6.7%
Pfizer, Inc.	1,673,530	64,213,346
Roche Holding AG (Sponsored ADR)	1,582,160	59,520,859

		123,734,205

		306,623,409

Industrials – 11.1%
Aerospace & Defense – 4.2%
Curtiss-Wright Corp.	96,980	13,116,545
Hexcel Corp.	155,110	11,574,308
Raytheon Co.	249,890	53,029,157

		77,720,010

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Airlines – 2.1%
Alaska Air Group, Inc.	205,443	$14,263,907
Delta Air Lines, Inc.	194,100	10,691,028
Southwest Airlines Co.	237,578	13,335,253

		38,290,188

Construction & Engineering – 0.8%
EMCOR Group, Inc.	169,200	14,840,532

Electrical Equipment – 0.4%
Hubbell, Inc.	51,920	7,357,064

Machinery – 2.0%
Altra Industrial Motion Corp.	472,312	14,547,210
Crane Co.	217,355	16,632,005
Parker-Hannifin Corp.	36,850	6,761,606

		37,940,821

Professional Services – 0.4%
Robert Half International, Inc.	114,710	6,569,442

Road & Rail – 1.2%
Kansas City Southern	107,965	15,199,313
Norfolk Southern Corp.	38,340	6,977,880

		22,177,193

		204,895,250

Information Technology – 8.3%
Communications Equipment – 3.0%
Cisco Systems, Inc.	536,410	25,484,839
F5 Networks, Inc.(a)	212,100	30,559,368

		56,044,207

Electronic Equipment, Instruments & Components – 2.8%
Dolby Laboratories, Inc. – Class A	495,122	31,851,198
FLIR Systems, Inc.	130,710	6,739,408
Keysight Technologies, Inc.(a)	69,940	7,057,645
Littelfuse, Inc.	37,086	6,511,189

		52,159,440

IT Services – 2.5%
Akamai Technologies, Inc.(a)	134,350	11,621,275
Leidos Holdings, Inc.	203,586	17,555,221
MAXIMUS, Inc.	215,470	16,535,168

		45,711,664

		153,915,311

Communication Services – 8.2%
Diversified Telecommunication Services – 6.9%
Comcast Corp. – Class A	1,145,129	51,324,682
Verizon Communications, Inc.	1,248,140	75,475,026

		126,799,708

abfunds.com	AB RELATIVE VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Media – 1.3%
Discovery, Inc. – Class A(a)	895,575	$24,140,224

		150,939,932

Energy – 7.4%
Energy Equipment & Services – 0.3%
Dril-Quip, Inc.(a)	140,638	5,768,971

Oil, Gas & Consumable Fuels – 7.1%
Chevron Corp.	244,520	28,398,553
ConocoPhillips	519,632	28,683,686
Exxon Mobil Corp.	306,170	20,687,907
Phillips 66	455,000	53,153,100

		130,923,246

		136,692,217

Consumer Discretionary – 6.4%
Auto Components – 1.3%
BorgWarner, Inc.	176,260	7,346,517
Gentex Corp.	597,430	16,757,911

		24,104,428

Household Durables – 1.8%
DR Horton, Inc.	350,190	18,339,450
Garmin Ltd.	151,810	14,232,188

		32,571,638

Internet & Direct Marketing Retail – 1.5%
Expedia Group, Inc.	202,250	27,639,485

Specialty Retail – 1.8%
Advance Auto Parts, Inc.	91,540	14,873,419
Murphy USA, Inc.(a)	164,000	19,340,520

		34,213,939

		118,529,490

Real Estate – 4.8%
Equity Real Estate Investment Trusts (REITs) – 2.4%
Mid-America Apartment Communities, Inc.	110,850	15,407,042
Regency Centers Corp.	425,480	28,609,275

		44,016,317

Real Estate Management & Development – 2.4%
CBRE Group, Inc. – Class A(a)	843,280	45,157,644

		89,173,961

Consumer Staples – 4.6%
Food & Staples Retailing – 3.2%
Walmart, Inc.	511,258	59,950,113

16 | AB RELATIVE VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Tobacco – 1.4%
Philip Morris International, Inc.	314,660	$25,625,910

		85,576,023

Materials – 0.4%
Chemicals – 0.4%
LyondellBasell Industries NV – Class A	77,620	6,962,514

Total Common Stocks (cost $1,412,475,869)		1,654,874,760

SHORT-TERM INVESTMENTS – 10.9%
Investment Companies – 10.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.78%(b)(c)(d) (cost $200,886,528)	200,886,528	200,886,528

Total Investments – 100.4% (cost $1,613,362,397)		1,855,761,288
Other assets less liabilities – (0.4)%		(6,473,082)

Net Assets – 100.0%		$1,849,288,206

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

abfunds.com	AB RELATIVE VALUE FUND | 17

STATEMENT OF ASSETS & LIABILITIES

October 31, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,412,475,869)	$1,654,874,760
Affiliated issuers (cost $200,886,528)	200,886,528
Receivable for capital stock sold	4,492,882
Unaffiliated dividends receivable	1,909,891
Affiliated dividends receivable	304,559

Total assets	1,862,468,620

Liabilities
Payable for investment securities purchased	9,789,242
Payable for capital stock redeemed	2,042,062
Advisory fee payable	632,627
Distribution fee payable	327,341
Transfer Agent fee payable	82,409
Administrative fee payable	25,492
Directors’ fees payable	1,936
Accrued expenses	279,305

Total liabilities	13,180,414

Net Assets	$1,849,288,206

Composition of Net Assets
Capital stock, at par	$3,263,007
Additional paid-in capital	1,531,267,175
Distributable earnings	314,758,024

$1,849,288,206

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,333,481,277	235,908,770	$5.65	*

B	$8,390,260	1,479,122	$5.67

C	$42,995,599	7,650,741	$5.62

Advisor	$323,301,505	56,627,174	$5.71

R	$6,588,264	1,187,804	$5.55

K	$25,198,085	4,513,761	$5.58

I	$33,780,564	5,848,933	$5.78

Z	$75,552,652	13,084,361	$5.77

*	The maximum offering price per share for Class A shares was $5.90 which reflects a sales charge of 4.25%.

See notes to financial statements.

18 | AB RELATIVE VALUE FUND	abfunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $40,765)	$31,668,067
Affiliated issuers	4,492,761	$36,160,828

Expenses
Advisory fee (see Note B)	9,658,704
Distribution fee—Class A	3,223,567
Distribution fee—Class B	92,262
Distribution fee—Class C	501,662
Distribution fee—Class R	34,777
Distribution fee—Class K	61,034
Transfer agency—Class A	1,634,773
Transfer agency—Class B	15,734
Transfer agency—Class C	64,969
Transfer agency—Advisor Class	346,885
Transfer agency—Class R	17,495
Transfer agency—Class K	43,038
Transfer agency—Class I	39,242
Transfer agency—Class Z	13,984
Custodian	221,559
Registration fees	169,613
Printing	144,222
Administrative	81,528
Audit and tax	58,209
Legal	45,459
Directors’ fees	23,081
Miscellaneous	80,118

Total expenses	16,571,915
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,467,611)

Net expenses		15,104,304

Net investment income		21,056,524

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		68,526,912
Net change in unrealized appreciation/depreciation of investments		67,581,819

Net gain on investment transactions		136,108,731

Net Increase in Net Assets from Operations		$157,165,255

See notes to financial statements.

abfunds.com	AB RELATIVE VALUE FUND | 19

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019		Year Ended October 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$21,056,524		$16,388,538
Net realized gain on investment transactions	68,526,912		213,758,172
Net change in unrealized appreciation/depreciation of investments	67,581,819		(105,836,427)
Contributions from Affiliates (see Note B)	– 0	–	131,963

Net increase in net assets from operations	157,165,255		124,442,246
Distributions to Shareholders
Class A	(162,123,984)		(161,828,934)
Class B	(1,154,006)		(1,518,544)
Class C	(6,629,946)		(6,905,725)
Advisor Class	(29,785,194)		(19,657,774)
Class R	(896,900)		(828,618)
Class K	(3,036,359)		(2,481,665)
Class I	(3,983,945)		(3,660,067)
Class Z	(7,938,895)		(5,194,187)
Capital Stock Transactions
Net increase	172,633,884		56,965,390
Capital Contributions
Proceeds from regulatory settlement (see Note E)	– 0	–	2,050,215

Total increase (decrease)	114,249,910		(18,617,663)
Net Assets
Beginning of period	1,735,038,296		1,753,655,959

End of period	$1,849,288,206		$1,735,038,296

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2019

NOTE A

Significant Accounting Policies

AB Relative Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019 all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at

abfunds.com	AB RELATIVE VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS (continued)

the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m.,

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NOTES TO FINANCIAL STATEMENTS (continued)

Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

abfunds.com	AB RELATIVE VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$1,654,874,760		$	– 0	–	$	– 0	–	$1,654,874,760
Short-Term Investments	200,886,528			– 0	–		– 0	–	200,886,528

Total Investments in Securities	1,855,761,288			– 0	–		– 0	–	1,855,761,288
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,855,761,288		$	– 0	–	$	– 0	–	$1,855,761,288

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest

24 | AB RELATIVE VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .90%, 1.65%, 1.65%, .65%, 1.15%, .90%, .65% and .65% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Expense Caps will remain in effect until February 28, 2020 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2019, such reimbursements/waivers amounted to $1,266,523.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2019, the reimbursement for such services amounted to $81,528.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $864,266 for the year ended October 31, 2019.

abfunds.com	AB RELATIVE VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $16,639 from the sale of Class A shares and received $13,347, $4,926 and $2,634 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2019, such waiver amounted to $201,088.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2019 is as follows:

Fund	Market Value 10/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$280,779	$729,612	$809,504	$200,887	$4,493

During the year ended October 31, 2018, the Adviser reimbursed the Fund $131,963 in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Fund.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of

26 | AB RELATIVE VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the outstanding shares of common stock of AXA Equitable, and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $19,403,827, $11,836,125, $262,521 and $169,899 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that

abfunds.com	AB RELATIVE VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,228,834,693		$1,201,450,657
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,619,251,363

Gross unrealized appreciation	$257,769,788
Gross unrealized depreciation	(21,259,863)

Net unrealized appreciation	$236,509,925

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended October 31, 2019.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

Class A
Shares sold	15,089,046	6,949,956	$81,790,258	$41,738,365

Shares issued in reinvestment of dividends and distributions	28,932,335	24,518,525	142,347,083	141,717,073

Shares converted from Class B	447,707	547,593	2,405,058	3,261,296

Shares converted from Class C	2,017,100	982,675	10,870,626	5,778,975

Shares redeemed	(33,473,873)	(30,911,094)	(180,100,805)	(185,581,867)

Net increase	13,012,315	2,087,655	$57,312,220	$6,913,842

Class B
Shares sold	103,293	139,449	$551,200	$831,845

Shares issued in reinvestment of dividends and distributions	227,317	255,303	1,129,765	1,483,310

Shares converted to Class A	(445,040)	(546,686)	(2,405,058)	(3,261,296)

Shares redeemed	(224,242)	(312,321)	(1,208,576)	(1,867,228)

Net decrease	(338,672)	(464,255)	$(1,932,669)	$(2,813,369)

Class C
Shares sold	1,337,661	1,067,922	$7,112,917	$6,344,083

Shares issued in reinvestment of dividends and distributions	1,185,314	1,085,279	5,831,745	6,272,912

Shares converted to Class A	(2,022,026)	(985,702)	(10,870,626)	(5,778,975)

Shares redeemed	(2,375,689)	(1,908,927)	(12,406,916)	(11,414,451)

Net decrease	(1,874,740)	(741,428)	$(10,332,880)	$(4,576,431)

abfunds.com	AB RELATIVE VALUE FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

Advisor Class
Shares sold	32,453,156	15,640,670	$175,356,496	$94,767,317

Shares issued in reinvestment of dividends and distributions	4,919,136	2,803,352	24,398,915	16,315,506

Shares redeemed	(16,211,993)	(8,782,250)	(86,123,670)	(53,159,016)

Net increase	21,160,299	9,661,772	$113,631,741	$57,923,807

Class R
Shares sold	286,610	547,640	$1,490,069	$3,200,960

Shares issued in reinvestment of dividends and distributions	185,310	145,627	896,899	828,618

Shares redeemed	(569,018)	(599,091)	(2,955,105)	(3,539,365)

Net increase (decrease)	(97,098)	94,176	$(568,137)	$490,213

Class K
Shares sold	714,160	856,180	$3,815,232	$5,078,405

Shares issued in reinvestment of dividends and distributions	624,764	433,856	3,036,352	2,481,658

Shares redeemed	(897,806)	(536,754)	(4,793,119)	(3,183,146)

Net increase	441,118	753,282	$2,058,465	$4,376,917

Class I
Shares sold	2,303,252	1,733,802	$12,661,491	$10,907,284

Shares issued in reinvestment of dividends and distributions	793,614	622,460	3,983,944	3,660,067

Shares redeemed	(2,647,805)	(1,805,728)	(14,626,295)	(10,907,004)

Net increase	449,061	550,534	$2,019,140	$3,660,347

Class Z
Shares sold	3,908,562	5,055,580	$21,200,787	$30,582,545

Shares issued in reinvestment of dividends and distributions	1,584,609	883,365	7,938,893	5,194,185

Shares redeemed	(3,352,357)	(6,912,859)	(18,693,676)	(44,786,666)

Net increase (decrease)	2,140,814	(973,914)	$10,446,004	$(9,009,936)

30 | AB RELATIVE VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended October 31, 2018, the Fund recorded $2,050,215 related to settlements of regulatory proceedings. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability

abfunds.com	AB RELATIVE VALUE FUND | 31

NOTES TO FINANCIAL STATEMENTS (continued)

of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2019.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$61,339,979	$50,920,272
Net long-term capital gains	154,209,250	151,155,242

Total taxable distributions paid	$215,549,229	$202,075,514

32 | AB RELATIVE VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$19,302,268
Undistributed capital gains	58,945,831
Unrealized appreciation/(depreciation)	236,509,925	(a)

Total accumulated earnings/(deficit)	$314,758,024

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB RELATIVE VALUE FUND | 33

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 5.94	$ 6.24	$ 5.49	$ 5.63	$ 5.68

Income From Investment Operations

Net investment income(a)(b)	.06	.06	.05	†	.06	.05

Net realized and unrealized gain on investment transactions	.38	.38	1.09	.02	††	.21

Capital contributions	– 0	–	.00	(c)	– 0	–	.01	– 0	–

Net increase in net asset value from operations	.44	.44	1.14	.09	.26

Less: Dividends and Distributions

Dividends from net investment income	(.06)	(.05)	(.10)	(.05)	(.04)

Distributions from net realized gain on investment transactions	(.67)	(.69)	(.29)	(.18)	(.27)

Total dividends and distributions	(.73)	(.74)	(.39)	(.23)	(.31)

Net asset value, end of period	$ 5.65	$ 5.94	$ 6.24	$ 5.49	$ 5.63

Total Return

Total investment return based on net asset value(d)*	9.29%	7.39%	21.54	%†	1.81%	4.74%

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$1,333	$1,325	$1,379	$1,157	$1,244

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.89%	.88%	.87%	.91%	.95%

Expenses, before waivers/reimbursements(e)‡	.97%	.97%	.98%	1.00%	.98%

Net investment income(b)	1.17%	.92%	.82	%†	1.06%	.96%

Portfolio turnover rate	77%	110%	85%	72%	71%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.02%	.03%	.01%	.00%

See footnote summary on page 42.

34 | AB RELATIVE VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 5.94	$ 6.23	$ 5.46	$ 5.59	$ 5.64

Income From Investment Operations

Net investment income(a)(b)	.02	.01	.01	†	.02	.01

Net realized and unrealized gain on investment transactions	.38	.39	1.09	.02	††	.21

Capital contributions	– 0	–	.00	(c)	– 0	–	.01	– 0	–

Net increase in net asset value from operations	.40	.40	1.10	.05	.22

Less: Dividends and Distributions

Dividends from net investment income	(.00	)(c)	– 0	–	(.04)	(.00	)(c)	– 0	–

Distributions from net realized gain on investment transactions	(.67)	(.69)	(.29)	(.18)	(.27)

Total dividends and distributions	(.67)	(.69)	(.33)	(.18)	(.27)

Net asset value, end of period	$ 5.67	$ 5.94	$ 6.23	$ 5.46	$ 5.59

Total Return

Total investment return based on net asset value(d)*	8.34%	6.68%	20.86	%†	.96%	3.95%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,390	$10,791	$14,222	$17,974	$24,209

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.64%	1.63%	1.63%	1.64%	1.65%

Expenses, before waivers/reimbursements(e)‡	1.77%	1.75%	1.76%	1.78%	1.73%

Net investment income(b)	.43%	.17%	.10	%†	.34%	.27%

Portfolio turnover rate	77%	110%	85%	72%	71%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.02%	.03%	.01%	.00%

See footnote summary on page 42.

abfunds.com	AB RELATIVE VALUE FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 5.90	$ 6.20	$ 5.45	$ 5.58	$ 5.64

Income From Investment Operations

Net investment income(a)(b)	.02	.01	.01	†	.02	.01

Net realized and unrealized gain on investment transactions	.39	.38	1.08	.03	††	.20

Capital contributions	– 0	–	.00	(c)	– 0	–	.01	– 0	–

Net increase in net asset value from operations	.41	.39	1.09	.06	.21

Less: Dividends and Distributions

Dividends from net investment income	(.02)	– 0	–	(.05)	(.01)	(.00	)(c)

Distributions from net realized gain on investment transactions	(.67)	(.69)	(.29)	(.18)	(.27)

Total dividends and distributions	(.69)	(.69)	(.34)	(.19)	(.27)

Net asset value, end of period	$ 5.62	$ 5.90	$ 6.20	$ 5.45	$ 5.58

Total Return

Total investment return based on net asset value(d)*	8.54%	6.53%	20.77	%†	1.21%	3.84%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$42,996	$56,237	$63,674	$193,912	$212,394

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.64%	1.63%	1.63%	1.64%	1.65%

Expenses, before waivers/reimbursements(e)‡	1.72%	1.72%	1.74%	1.75%	1.70%

Net investment income(b)	.43%	.18%	.13	%†	.33%	.25%

Portfolio turnover rate	77%	110%	85%	72%	71%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.02%	.03%	.01%	.00%

See footnote summary on page 42.

36 | AB RELATIVE VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 6.00	$ 6.30	$ 5.53	$ 5.65	$ 5.71

Income From Investment Operations

Net investment income(a)(b)	.08	.07	.06	†	.07	.09

Net realized and unrealized gain on investment transactions	.38	.39	1.11	.03	††	.18

Capital contributions	– 0	–	.00	(c)	– 0	–	.01	– 0	–

Net increase in net asset value from operations	.46	.46	1.17	.11	.27

Less: Dividends and Distributions

Dividends from net investment income	(.08)	(.07)	(.11)	(.05)	(.06)

Distributions from net realized gain on investment transactions	(.67)	(.69)	(.29)	(.18)	(.27)

Total dividends and distributions	(.75)	(.76)	(.40)	(.23)	(.33)

Net asset value, end of period	$ 5.71	$ 6.00	$ 6.30	$ 5.53	$ 5.65

Total Return

Total investment return based on net asset value(d)*	9.58%	7.60%	22.09	%†	2.01%	4.90%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$323,301	$212,812	$162,527	$108,998	$82,681

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.64%	.63%	.62%	.64%	.65%

Expenses, before waivers/reimbursements(e)‡	.73%	.72%	.73%	.74%	.66%

Net investment income(b)	1.41%	1.17%	1.05	%†	1.31%	1.51%

Portfolio turnover rate	77%	110%	85%	72%	71%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.02%	.03%	.01%	.00%

See footnote summary on page 42.

abfunds.com	AB RELATIVE VALUE FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 5.84	$ 6.14	$ 5.40	$ 5.53	$ 5.59

Income From Investment Operations

Net investment income(a)(b)	.05	.04	.03	†	.04	.04

Net realized and unrealized gain on investment transactions	.37	.37	1.08	.04	††	.20

Capital contributions	– 0	–	.00	(c)	– 0	–	.01	– 0	–

Net increase in net asset value from operations	.42	.41	1.11	.09	.24

Less: Dividends and Distributions

Dividends from net investment income	(.04)	(.02)	(.08)	(.04)	(.03)

Distributions from net realized gain on investment transactions	(.67)	(.69)	(.29)	(.18)	(.27)

Total dividends and distributions	(.71)	(.71)	(.37)	(.22)	(.30)

Net asset value, end of period	$ 5.55	$ 5.84	$ 6.14	$ 5.40	$ 5.53

Total Return

Total investment return based on net asset value(d)*	9.06%	7.02%	21.45	%†	1.71%	4.40%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,588	$7,503	$7,305	$8,396	$5,868

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.14%	1.13%	1.13%	1.14%	1.15%

Expenses, before waivers/reimbursements(e)‡	1.35%	1.33%	1.33%	1.35%	1.31%

Net investment income(b)	.93%	.67%	.60	%†	.80%	.77%

Portfolio turnover rate	77%	110%	85%	72%	71%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.02%	.03%	.01%	.00%

See footnote summary on page 42.

38 | AB RELATIVE VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 5.88	$ 6.19	$ 5.45	$ 5.58	$ 5.64

Income From Investment Operations

Net investment income(a)(b)	.06	.05	.04	†	.06	.06

Net realized and unrealized gain on investment transactions	.37	.39	1.09	.03	††	.19

Capital contributions	– 0	–	.00	(c)	– 0	–	.01	– 0	–

Net increase in net asset value from operations	.43	.44	1.13	.10	.25

Less: Dividends and Distributions

Dividends from net investment income	(.06)	(.06)	(.10)	(.05)	(.04)

Distributions from net realized gain on investment transactions	(.67)	(.69)	(.29)	(.18)	(.27)

Total dividends and distributions	(.73)	(.75)	(.39)	(.23)	(.31)

Net asset value, end of period	$ 5.58	$ 5.88	$ 6.19	$ 5.45	$ 5.58

Total Return

Total investment return based on net asset value(d)*	9.24%	7.44%	21.57	%†	1.97%	4.63%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$25,198	$23,947	$20,559	$7,149	$5,285

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.89%	.88%	.87%	.89%	.90%

Expenses, before waivers/reimbursements(e)‡	1.02%	1.00%	1.03%	1.03%	1.01%

Net investment income(b)	1.17%	.92%	.72	%†	1.05%	1.02%

Portfolio turnover rate	77%	110%	85%	72%	71%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.02%	.03%	.01%	.00%

See footnote summary on page 42.

abfunds.com	AB RELATIVE VALUE FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 6.06	$ 6.35	$ 5.57	$ 5.72	$ 5.77

Income From Investment Operations

Net investment income(a)(b)	.08	.07	.06	†	.07	.07

Net realized and unrealized gain on investment transactions	.39	.40	1.12	.02	††	.21

Capital contributions	– 0	–	.00	(c)	– 0	–	.01	– 0	–

Net increase in net asset value from operations	.47	.47	1.18	.10	.28

Less: Dividends and Distributions

Dividends from net investment income	(.08)	(.07)	(.11)	(.07)	(.06)

Distributions from net realized gain on investment transactions	(.67)	(.69)	(.29)	(.18)	(.27)

Total dividends and distributions	(.75)	(.76)	(.40)	(.25)	(.33)

Net asset value, end of period	$ 5.78	$ 6.06	$ 6.35	$ 5.57	$ 5.72

Total Return

Total investment return based on net asset value(d)*	9.62%	7.70%	22.15	%†	1.94%	5.05%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$33,781	$32,720	$30,801	$29,127	$16,193

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.64%	.63%	.62%	.64%	.65%

Expenses, before waivers/reimbursements(e)‡	.71%	.72%	.71%	.71%	.68%

Net investment income(b)	1.43%	1.17%	1.07	%†	1.29%	1.24%

Portfolio turnover rate	77%	110%	85%	72%	71%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.02%	.03%	.01%	.00%

See footnote summary on page 42.

40 | AB RELATIVE VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 6.06	$ 6.36	$ 5.57	$ 5.72	$ 5.77

Income From Investment Operations

Net investment income(a)	.08	(b)	.08	(b)	.07	(b)†	.08	(b)	.07

Net realized and unrealized gain on investment transactions	.39	.38	1.12	.02	††	.22

Capital contributions	– 0	–	.00	(c)	– 0	–	.01	– 0	–

Net increase in net asset value from operations	.47	.46	1.19	.11	.29

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.07)	(.11)	(.08)	(.07)

Distributions from net realized gain on investment transactions	(.67)	(.69)	(.29)	(.18)	(.27)

Total dividends and distributions	(.76)	(.76)	(.40)	(.26)	(.34)

Net asset value, end of period	$ 5.77	$ 6.06	$ 6.36	$ 5.57	$ 5.72

Total Return

Total investment return based on net asset value(d)*	9.57%	7.60%	22.18	%†	2.04%	5.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$75,553	$66,355	$75,777	$64,718	$1,234,532

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.61%	.59%	.59%	.59%	.59%

Expenses, before waivers/reimbursements(e)‡	.62%	.61%	.62%	.59%	.59%

Net investment income	1.44	%(b)	1.22	%(b)	1.10	%(b)†	1.50	%(b)	1.18%

Portfolio turnover rate	77%	110%	85%	72%	71%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.02%	.03%	.01%	.00%

See footnote summary on page 42.

abfunds.com	AB RELATIVE VALUE FUND | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended October 31, 2019, October 31, 2018, October 31, 2017 and October 31, 2016, such waiver amounted to .01%, .02%, .02% and .01%, respectively.

†	For the year ended October 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.01%	.01%

††

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended October 31, 2019, October 31, 2018, October 31, 2017, October 31, 2016 and October 31, 2015 by .15%, .03%, .64%, .01% and .08%, respectively.

Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlements, which enhanced the Fund’s performance for the years ended October 31, 2018 and October 31, 2016 by .12% and .18%, respectively.

See notes to financial statements.

42 | AB RELATIVE VALUE FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Relative Value Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Relative Value Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by

abfunds.com	AB RELATIVE VALUE FUND | 43

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 27, 2019

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2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2019. For corporate shareholders, 44.03% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 45.58% of dividends paid as qualified dividend income.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

abfunds.com	AB RELATIVE VALUE FUND | 45

BOARD OF DIRECTORS

Marshall C. Turner, Jr.,(1) Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Frank V. Caruso(2), Senior Vice President John H. Fogarty(2), Vice President Vinay Thapar(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust

Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Relative Value Investment Team. Messrs. Caruso, Fogarty and Thapar are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,† 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), and the head of AllianceBernstein Investments, Inc. (“ABI”), since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

abfunds.com	AB RELATIVE VALUE FUND | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,# Chairman of the Board 78 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,# 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

abfunds.com	AB RELATIVE VALUE FUND | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,# 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	91	None

abfunds.com	AB RELATIVE VALUE FUND | 51

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,# 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

52 | AB RELATIVE VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS

Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Frank V. Caruso 63	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer of US Growth Equities.

John H. Fogarty 49	Vice President	Senior Vice President of the Adviser**, with which has been associated since prior to 2014.

Vinay Thapar 41	Vice President	Senior Vice President of the Adviser**, with which has been associated since prior to 2014.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Stephen M. Woetzel 48	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2014.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein L.P. at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB RELATIVE VALUE FUND | 53

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Relative Value Fund, Inc. (formerly AB Growth and Income Fund, Inc.) (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has

54 | AB RELATIVE VALUE FUND	abfunds.com

dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2017 was not unreasonable. The directors noted that the Fund was not profitable to the Adviser in 2018.

abfunds.com	AB RELATIVE VALUE FUND | 55

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the

56 | AB RELATIVE VALUE FUND	abfunds.com

differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB RELATIVE VALUE FUND | 57

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

abfunds.com	AB RELATIVE VALUE FUND | 59

NOTES

60 | AB RELATIVE VALUE FUND	abfunds.com

AB RELATIVE VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

RV-0151-1019

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Relative Value	2018	$34,318	$74	$34,568
	2019	$34,318	$—	$23,618

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Relative Value	2018	$592,220	$34,641
			$(74)
			$(34,568)
	2019	$761,373	$23,618
			$—
			$(23,618)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Relative Value Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 30, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 30, 2019